UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2011

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American Apparel, Inc.
(Exact Name of Registrant as Specified in Charter)

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Delaware	001-32697	20-3200601
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

747 Warehouse Street, Los Angeles, CA	90021-1106
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (213) 488-0226

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2011, effective immediately, the Board of Directors (the “Board”) of American Apparel, Inc. (the “Company”) elected David Danziger as a Class A director and as a member of the Audit Committee and the Enterprise Risk Management Committee of the Board.

Also on June 24, 2011, the Board elected Marvin Igelman as director and as a member of the Audit Committee of the Board, effective automatically upon the occurrence or creation of a future vacancy on the Board or such committee, respectively, with Mr. Igleman to serve in the same director class as such vacancy.

The Board has determined that Messrs. Danziger and Igelman meet the requirements to serve on the Audit Committee, as set forth in Section 803B(2) of the NYSE Amex Company Guide, and that Mr. Danziger qualifies to serve as a “financial expert” according to the requirements of SEC Regulation S-K Items 407(d)(5)(ii) and 407(d)(5)(iii).

As directors, Messrs. Danziger and Igelman (upon becoming a director of the Board) will be eligible to receive compensation in the same manner as the Company’s other directors.

Mr. Danziger is a chartered accountant and a senior partner at MSCM LLP, Chartered Accountants, a full service audit and accounting firm located in Toronto. His practice involves the audit of public companies listed on all stock exchanges in North America. Mr. Danziger has over 25 years experience in audit, accounting and management consulting. He is currently a Director for Cadillac Ventures Inc., Eurotin Inc., Carpathian Gold Inc. and Renforth Resources Inc. He is also the President and CEO of Renforth Resources Inc. Mr. Danziger graduated with a BComm. from the University of Toronto.

Mr. Igelman served as a director and the Chief Strategy Officer of Poynt Corporation, a Canadian company that offers mobile location-based search services, from February 2010 to June 2011. From May 2006 to February 2010, Mr. Igelman served as the Chief Executive Officer of Unomobi Incorporated, a mobile advertising and messaging platform he founded, which was acquired by Poynt Corporation in February 2010. From 2002 to 2006, Mr. Igelman served as a business development consultant for numerous technology companies, and established a number of other ventures, including founding Unomobi Incorporated. Mr. Igelman is a graduate of Toronto's Osgoode Hall Law School.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN APPAREL, INC.

Dated: June 30, 2011	By:	/s/ Glenn A. Weinman
		Name:	Glenn A. Weinman
		Title:	Senior Vice President, General Counsel and Secretary